                                                                    EXHIBIT 4(i)

--------------------------------------------------------------------------------

                                PULTE CORPORATION

                             -----------------------

                              INDENTURE SUPPLEMENT

                           DATED AS OF APRIL 3, 2000

                             -----------------------

                  BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION
          (successor-in-interest to the First National Bank of Chicago)

                                     TRUSTEE

--------------------------------------------------------------------------------

                             SENIOR DEBT SECURITIES

         INDENTURE SUPPLEMENT dated as of April 3, 2000, among PULTE CORPORATION, a Michigan corporation (the "Company"), located at 33 Bloomfield Hills Parkway, Suite 200, Bloomfield Hills, Michigan 48304, BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION (successor-in-interest to the First National Bank of Chicago) (the "Trustee"). PULTE HOME CORPORATION ("Pulte Home"), and the subsidiaries of Pulte Home set forth on the signature pages hereto (Pulte Home and such wholly-owned subsidiaries, all together the "Guarantors").

         The Company, the Trustee and the Guarantors have entered into an Indenture dated as of October 24, 1995, as amended by the Indenture Supplement dated as of August 27, 1998, the Indenture Supplement dated as of March 20, 1998, and the Indenture Supplement dated as of January 31, 1999 (the "Indenture") pursuant to which the Trustee acts as trustee for the holders of the Company's 7.3% Senior Notes due October 24, 2005 and the Company's 7.625% Senior Notes due October 15, 2017. Capitalized terms used in this Indenture Supplement and not otherwise defined herein shall have the meanings set forth in the Indenture.

         The parties desire to add the following companies as guarantors of the Guaranteed Obligations under the Indenture:

              American Title of the Palm Beaches Acquisition Corp.

                    American Title of the Palm Beaches, Ltd.

                              Carr's Grant, L.L.C.

                                Devtex Land, L.P.

                               Harrison Hills, LLC

                         Homesite Solutions Corporation

                             One Willowbrook, L.L.C.

                            PC/BRE Development L.L.C.

                            PC/BRE Springfield L.L.C.

                              PC/BRE Venture L.L.C.

                           PC/BRE Whitney Oaks L.L.C.

                             PC/BRE Winfield L.L.C.

                               PC/Palm Beach, Inc.

                                   PN I, Inc.

                     Pulte Home Corporation of New England

                           Pulte Homes of Texas, L.P.

                   Pulte Homes Tennessee Limited Partnership

                             Pulte Land Company, LLC

                      Riverwalk Commerce Acquisition Corp.

                                   Wilben,LLLP

         Section 901 of the Indenture permits the Company and the Trustee to execute supplements to the Indenture for the purpose of adding guarantors of the Guaranteed Obligations without the consent of any Holders.

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and the mutual covenants and agreements contained herein, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

         1. The following companies are hereby added as guarantors of the Guaranteed Obligations under the Indenture:

              American Title of the Palm Beaches Acquisition Corp.

                    American Title of the Palm Beaches, Ltd.

                              Carr's Grant, L.L.C.

                                Devtex Land, L.P.

                               Harrison Hills, LLC

                         Homesite Solutions Corporation

                             One Willowbrook, L.L.C.

                            PC/BRE Development L.L.C.

                            PC/BRE Springfield L.L.C.

                              PC/BRE Venture L.L.C.

                           PC/BRE Whitney Oaks L.L.C.

                             PC/BRE Winfield L.L.C.

                               PC/Palm Beach, Inc.

                                    PN I, Inc.

                     Pulte Home Corporation of New England

                           Pulte Homes of Texas, L.P.

                   Pulte Homes Tennessee Limited Partnership

                             Pulte Land Company, LLC

                      Riverwalk Commerce Acquisition Corp.

                                   Wilben,LLLP

         2. The Indenture, as supplemented by and together with this Indenture Supplement, shall be read, taken and construed as one and the same instrument.

         3. This Indenture Supplement may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all of such counterparts shall together constitute but one and the same intsrument.

         4. This Indenture Supplement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws.

                     [signatures appear on pages following]

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed as of the day and year first above written.

                                           BANK ONE TRUST COMPANY,
                                           NATIONAL ASSOCIATION
                                           as Trustee

                                           By: /s/ LARRY KUSCH
                                               ---------------------------------
                                               Name:  LARRY KUSCH
                                               Title: Authorized Officer

                                           PULTE CORPORATION

Attest: ____________________________       By: _________________________________
        Calvin R. Boyd                         Bruce E. Robinson, V.P.

                                           ABACOA HOMES, INC.

Attest: ____________________________       By: _________________________________
        Calvin R. Boyd                         Bruce E. Robinson, V.P.

                                           AMERICAN TITLE OF THE PALM
                                           BEACHES ACQUISITION CORP.

Attest: ____________________________       By: _________________________________
        Calvin R. Boyd                         Bruce E. Robinson, V.P.

                                           AMERICAN TITLE OF THE PALM
                                           BEACHES, LTD.

Attest: ____________________________       By: _________________________________
        Calvin R. Boyd                         Bruce E. Robinson, V.P.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed as of the day and year first above written.

                                        BANK ONE TRUST COMPANY,
                                        NATIONAL ASSOCIATION
                                        as Trustee

                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:

                                        PULTE CORPORATION

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ---------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        ABACOA HOMES, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ---------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        AMERICAN TITLE OF THE PALM
                                        BEACHES ACQUISITION CORP.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ---------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        AMERICAN TITLE OF THE PALM
                                        BEACHES, LTD.
                                        By:  American Title of the Palm Beaches
                                             Acquisition Corp.
                                        Its: General Partner

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ---------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        CANTERBURY DIVERSIFIED
                                        BUILDING CORPORATION
                                        (Now Pulte International Building Corp.)

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        CARR'S GRANT, L.L.C.
                                        By:  Pulte Home Corporation
                                        Its: Sole Member

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        CEIBA HOMES, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        DEAN REALTY COMPANY

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        DEVTEX LAND, L.P.
                                        By:  PN I, Inc.,
                                        Its: General Partner

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        DIVOSTA AND COMPANY, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        DIVOSTA HOMES, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        FLORIDA BUILDING PRODUCTS, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        FLORIDA CLUB HOMES, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        GURABO HOMES, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        HAMMOCK RESERVE DEVELOPMENT
                                        COMPANY

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                  HARRISON HILLS, LLC
                                  By:  Wil Corporation
                                  Its: Sole Member

Attest: /s/ Calvin R. Boyd        By: /s/ Bruce E. Robinson
        ----------------------        ------------------------------------
        Calvin R. Boyd                Bruce E. Robinson, V.P.

                                  HOMESITE SOLUTIONS CORPORATION
                                  (f/k/a/Canterbury Liquidation Corporation)

Attest: /s/ Calvin R. Boyd        By: /s/ Bruce E. Robinson
        ----------------------        ------------------------------------
        Calvin R. Boyd                Bruce E. Robinson, V.P.

                                  ISLAND WALK DEVELOPMENT
                                  COMPANY

Attest: /s/ Calvin R. Boyd        By: /s/ Bruce E. Robinson
        ----------------------        ------------------------------------
        Calvin R. Boyd                Bruce E. Robinson, V.P.

                                  JAMES T. LYNCH, INC.

Attest: /s/ Calvin R. Boyd        By: /s/ Bruce E. Robinson
        ----------------------        ------------------------------------
        Calvin R. Boyd                Bruce E. Robinson, V.P.

                                  ONE WILLOWBROOK, L.L.C.

Attest: /s/ Calvin R. Boyd        By: /s/ Bruce E. Robinson
        ----------------------        ------------------------------------
        Calvin R. Boyd                Bruce E. Robinson, V.P.

                                  PALMVILLE DEVELOPMENT CORP.

Attest: /s/ Calvin R. Boyd        By: /s/ Bruce E. Robinson
        ----------------------        ------------------------------------
        Calvin R. Boyd                Bruce E. Robinson, V.P.

                                        PB VENTURE L.L.C.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PBW CORPORATION

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PC/BRE DEVELOPMENT L.L.C.
        `                               By:  PC/BRE Venture L.L.C.
                                        Its: Sole Member

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PC/BRE SPRINGFIELD L.L.C.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, Senior V.P.

                                        PC/BRE VENTURE L.L.C.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, Senior V.P.

                                        PC/BRE WHITNEY OAKS L.L.C.

Attest: /s/ Calvin R. Boyd              By: /s/ Vincent J. Frees
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Vincent J. Frees, V.P.

                                        PC/BRE WINFIELD L.L.C.

Attest: /s/ Calvin R. Boyd              By: /s/ Vincent J. Frees
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Vincent J. Frees, V.P.

                                        PC/PALM BEACH, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PHC TITLE CORPORATION

Attest: /s/ Calvin R. Boyd              By: /s/ Vincent J. Frees
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Vincent J. Frees, President

                                        PHM REALTY, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PHT TITLE CORPORATION

Attest: /s/ Calvin R. Boyd              By: /s/ Vincent J. Frees
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Vincent J. Frees, V.P.

                                        PN I, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PN II, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Vincent J. Frees
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Vincent J. Frees, V.P.

                                        PQL REALTY CORPORATION

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PRESERVE I, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PRESERVE II, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PULTE-IN CORPORATION

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PULTE DEVELOPMENT CORPORATION

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PUTLE HOME CORPORATION OF
                                        THE DELAWARE VALLEY

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PULTE HOME CORPORATION OF
                                        NEW ENGLAND

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PULTE HOME CORPORATION

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PULTE HOMES OF GREATER KANSAS
                                        CITY, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PULTE HOMES OF MICHIGAN
                                        CORPORATION

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PULTE HOMES OF MINNESOTA
                                        CORPORATION

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PULTE HOMES OF OHIO CORPORATION

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PULTE HOMES OF SOUTH CAROLINA,
                                        INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PULTE HOMES OF TEXAS, L.P.
                                        By:  PN I, Inc.,
                                        Its: General Partner

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PULTE HOMES TENNESSEE
                                        LIMITED PARTNERSHIP
                                        By:  Radnor Homes, Inc.
                                        Its: General Partner

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PULTE LAND COMPANY, LLC

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PULTE LAND DEVELOPMENT
                                        CORPORATION

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PULTE LIFESTYLE COMMUNITIES,
                                        INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PULTE PAYROLL CORPORATION

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        PULTE REAL ESTATE COMPANY

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        RADNOR HOMES, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        RIVERWALK COMMERCE
                                        ACQUISITION CORP.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, President

                                        RIVERWALK OF THE PALM BEACHES
                                        DEVELOPMENT COMPANY, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        RN ACQUISITION 2 CORP.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        SALINAS BUILDERS, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        SALINAS HOMES, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        SEAN/CHRISTOPHER HOMES, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        SUNCO BUILDING CORPORATION

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        TVM CORPORATION

Attest: /s/ Calvin R. Boyd              By: /s/ Vincent J. Frees
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Vincent J. Frees, President

                                        VILLAGE WALK DEVELOPMENT
                                        COMPANY, INC.

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        WIL CORPORATION,

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.

                                        WILBEN, LLLP
                                        By:  PBW Corporation
                                        Its: General Partner

Attest: /s/ Calvin R. Boyd              By: /s/ Bruce E. Robinson
        ----------------------------        ------------------------------------
        Calvin R. Boyd                      Bruce E. Robinson, V.P.